Exhibit 10.18

PROMISSORY NOTE

Amount $25,000.00	August 23, 2002

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Twenty Five Thousand Dollars ($25,000.00) with interest from August 23, 2002 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $300,000.00	March 1, 2002

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Three Hundred Thousand Dollars ($300,000.00) with interest from March 1, 2002 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $35,000.00	January 7, 2002

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Thirty Five Thousand Dollars ($35,000.00) with interest from January 7, 2002 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $20,000.00	November 2, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Twenty Thousand Dollars ($20,000.00) with interest from November 2, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $25,000.00	August 23, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Twenty Five Thousand Dollars ($25,000.00) with interest from August 23, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $30,000.00	August 23, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Thirty Thousand Dollars ($30,000.00) with interest from August 23, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $50,000.00	August 22, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Fifty Thousand Dollars ($50,000.00) with interest from August 22, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $100,000.00	August 20, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of One Hundred Thousand Dollars ($100,000.00) with interest from August 20, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $55,000.00	August 17, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Fifty Five Thousand Dollars ($55,000.00) with interest from August 17, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 • FAX (415) 398-9227

PROMISSORY NOTE

Amount $50,000.00	July 19, 2001

For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of Fifty Thousand Dollars ($50,000.00) with interest from July 19, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:

GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer

www.geopetro.com

One Maritime Plaza, Suite 400, San Francisco, California 94111 • (415) 398-8186 FAX (415) 398-9227